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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in Smith International, Inc.'s Registration Statement on Form S-8 of our report dated January 28, 2001, included in Smith International, Inc.'s report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this Registration Statement.



                                                 ARTHUR ANDERSEN LLP



Houston, Texas
July 26, 2001